                                                           Exhibit 99 (b)


                            Federal Data Corporation
         Unaudited Pro Forma Condensed Consolidated Financial Statements
         Giving Effect to the Acquisitions of R.O.W. Sciences, Inc. and
           Telos Information Systems (a Division of Telos Corporation)
                 as of, and for the Year Ended December 31, 1997

                            Federal Data Corporation
         Unaudited Pro Forma Condensed Consolidated Financial Statements
         Giving Effect to the Acquisitions of R.O.W. Sciences, Inc. and
           Telos Information Systems (a Division of Telos Corporation)
                 as of, and for the Year Ended December 31, 1997


                              Basis of Presentation

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the acquisitions of R.O.W. Sciences, Inc. (R.O.W.) and Telos Information Systems (TIS), a division of Telos Corporation, as described in Note 1. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997, has been prepared by combining the consolidated balance sheet of Federal Data Corporation (FDC) as of December 31, 1997, with the unaudited balance sheet of R.O.W. as of December 31, 1997 and the balance sheet of TIS as of December 31, 1997. The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 1997, has been prepared by combining FDC's consolidated statement of operations for the year ended December 31, 1997, with R.O.W.'s unaudited statement of earnings for the year ended December 31, 1997 and TIS's statement of income for the year ended December 31, 1997. FDC, R.O.W. and TIS, on a combined basis, are referred to herein as the "Company".

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management and should be read in conjunction with the historical financial statements of FDC, R.O.W. and TIS and the related notes thereto. The historical financial statements of R.O.W. were included in the Company's Form 8-K/A filed with the Securities and Exchange Commission on May 4, 1998. The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of the results of operations that may have actually occurred had the acquisitions taken place on January 1, 1997, or of the future results of the Company.

                            Federal Data Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               December 31, 1997
                                 (In thousands)


                                                       FDC           R.O.W.          TIS          Pro Forma
                                                    Historical     Historical     Historical     Adjustments     Pro Forma
                                                    ----------     ----------     ----------     -----------     ---------

Assets

  Cash and cash equivalents......................    $  6,327       $     0         $    0                        $  6,327
  Accounts receivable............................      96,074         8,956          4,155                         109,185
  Net investment in sales-type leases............       6,839            --             --                           6,839
  Inventory......................................       6,346            --             --                           6,346
  Other assets...................................       8,376           554            272         $  (203)(a)       8,999
                                                     --------       -------         ------         -------        --------
    Total current assets.........................     123,962         9,510          4,427            (203)        137,696

  Net investment in sales-type leases............       1,203            --             --                           1,203
  Leased and other property and equipment........       3,746         1,346            114                           5,206
  Goodwill and intangibles.......................      54,161            --          5,102          (5,102)(b)      73,273
                                                                                                    19,112 (c)
  Other assets...................................       9,894            33             42             (42)(a)       9,927
                                                     --------       -------         ------         -------        --------
    Total assets.................................    $192,966       $10,889         $9,685         $13,765        $227,305
                                                     --------       -------         ------         -------        --------
                                                     --------       -------         ------         -------        --------

Liabilities and stockholders' equity

  Short-term recourse debt.......................    $      0       $ 3,786         $    0         $(3,786)(d)    $      0
  Short-term nonrecourse debt....................       3,114            --             --              --           3,114
  Accounts payable and other liabilities.........      73,282         2,574          2,319              --          78,175
                                                     --------       -------         ------         -------        --------
    Total current liabilities....................      76,396         6,360          2,319          (3,786)         81,289

  Long-term recourse debt........................     113,000         1,678             --          26,888 (e)     141,566
  Long-term nonrecourse debt.....................         359            --             --              --             359
  Other liabilities..............................       2,194           880             --              --           3,074
                                                     --------       -------         ------         -------        --------
    Total liabilities............................     191,949         8,918          2,319          23,102         226,288

  Stockholders' equity...........................       1,017         1,971          7,366          (9,337)(f)       1,017
                                                     --------       -------         ------         -------        --------

    Total liabilities and stockholders' equity...    $192,966       $10,889         $9,685         $13,765        $227,305
                                                     --------       -------         ------         -------        --------
                                                     --------       -------         ------         -------        --------


           See accompanying note to unaudited pro forma condensed consolidated financial statements.

                            Federal Data Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                         Year Ended December 31, 1997
                                 (In thousands)


                                                       FDC           R.O.W.          TIS          Pro Forma
                                                    Historical     Historical     Historical     Adjustments     Pro Forma
                                                    ----------     ----------     ----------     -----------     ---------

Revenues.........................................    $336,306       $37,760        $23,750                        $397,816
                                                     --------       -------         ------                        --------

Expenses
  Cost of sales and services.....................    280,903         32,364         20,068                         333,335
  Selling, general and administrative............     37,804          3,155          1,862         $  (220)(g)      42,601
  Goodwill and intangibles.......................      5,031             --            350            (350)(h)       8,361
                                                                                                     3,330 (i)
  Interest.......................................     10,947            310             --           2,064 (j)      13,321
                                                     --------       -------         ------         -------        --------
    Total expenses...............................    334,685         35,829         22,280           4,824         397,618
                                                     --------       -------         ------         -------        --------

Income before extraordinary item and
  income taxes...................................      1,621          1,931          1,470          (4,824)            198

Income tax provision.............................      1,368            595            729          (1,162)(k)       1,530
                                                     --------       -------         ------         -------        --------
Income (loss) before extraordinary item..........   $    253        $ 1,336        $   741         $(3,662)       $ (1,332)
                                                     --------       -------         ------         -------        --------
                                                     --------       -------         ------         -------        --------


           See accompanying note to unaudited pro forma condensed consolidated financial statements.

                            Federal Data Corporation
     Note to Unaudited Pro Forma Condensed Consolidated Financial Statements
          Giving Effect to the Acquisition of R.O.W. Sciences, Inc. and
           Telos Information Systems (a Division of Telos Corporation)
                 as of, and for the Year Ended December 31, 1997


Note 1.    ACQUISITIONS

On February 17, 1998, Federal Data Corporation (FDC) acquired all of the outstanding stock of R.O.W. Sciences, Inc. (R.O.W.) for an aggregate purchase price of $9 million, consisting of $8 million in cash and $1 million in promissory notes. The purchase price may be increased by up to $1 million if certain revenue objectives are met. Such payments, if any, will be accounted for as adjustments to the purchase price. R.O.W. provides information technology and health science research services to federal and commercial clients. On February 28, 1998, FDC acquired substantially all of the assets and business of Telos Information Systems (TIS) from Telos Corporation. The total purchase price was $14.7 million in cash. TIS provides information technology and engineering services principally to NASA and the Jet Propulsion Laboratory. Both acquisitions will be accounted for using the purchase method of accounting. The purchase prices were allocated to net tangible and identifiable intangible assets and liabilities based on preliminary estimates of fair value as of the dates of acquisition. The excess of purchase price over the estimated fair value of net tangible and identifiable intangible assets and liabilities was allocated to goodwill. The final allocation of the purchase prices will be determined during the remainder of fiscal year 1998 when appraisals or other studies are completed.

The historical balances of R.O.W. as of December 31, 1997, were derived from R.O.W.'s interim unaudited financial statements. The historical balances of R.O.W as presented in the accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997, were derived using the actual audited results of operations as presented in R.O.W.'s historical financial statements for its fiscal year ended June 30, 1997 and R.O.W.'s interim unaudited financial statements for the six months ended December 31, 1996 and 1997. Certain amounts in R.O.W.'s historical financial statements have been reclassified to conform to the presentation used in the accompanying unaudited pro forma condensed consolidated financial statements. The audited financial statements of R.O.W. were included in the Company's Form 8-K/A filed with the Securities and Exchange Commission on
May 4, 1998.

The historical balances of TIS as presented in the accompanying unaudited pro forma condensed consolidated financial statements as of December 31, 1997 and for the year then ended, were derived from the actual TIS audited financial statements, included elsewhere in this filing. Certain amounts in TIS's historical financial statements have been reclassified to conform to the presentation used in the accompanying unaudited pro forma condensed consolidated financial statements.

The following pro forma adjustments for the acquisitions of R.O.W. and TIS are reflected as of December 31, 1997, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 1997, in the case of the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 1997.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

       (a) Elimination of deferred income taxes recorded by TIS.

       (b) Elimination of goodwill recorded by TIS in connection with the acquisition of Telos Corporation (California) in 1992.

       (c) Goodwill and other intangible assets resulting from the allocation of the purchase prices. Other intangible assets represent contract backlog at the acquisition dates and is recorded at the present value of the projected pretax profits.

       (d) Repayment of certain R.O.W. notes payable.

       (e) Long-term debt incurred to finance the acquisitions and the repayment of certain R.O.W. notes payable.

       (f) Elimination of R.O.W.'s shareholders' equity and TIS's division equity upon consolidation with FDC.


Unaudited Pro Forma Condensed Consolidated Statement of Operations

      (g) Reduction of general and administrative expenses attributable to the termination of R.O.W.'s principal shareholder's employment offset by consulting service payments to such individual.

      (h) Elimination of goodwill recorded by TIS in connection with the acquisition of Telos Corporation (California) in 1992.

      (i) Amortization of estimated goodwill and other intangible assets related to R.O.W. and TIS acquisition. Goodwill is amortized on a straight line basis over fifteen years. The present value of the contract profits is being amortized over the remaining terms of the acquired contracts in relation to the recognition of related contract revenue.

      (j) Interest expense on net borrowings needed to fund the purchase prices using an effective annual interest rate of 9% for the year ended December 31, 1997.

      (k) Reduction of federal and state income tax expense resulting from the additional interest expense and amortization of deductible goodwill and intangible assets net of the lower general and administrative costs.